Exhibit 24.2
POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Arvin International Holdings, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial and accounting officer) and Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Arvin Technologies, Inc., a Michigan corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor Assembly, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer) and Director	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor Brake Holdings, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Thomas A. Gosnell Thomas A. Gosnell	President (principal executive officer) and Director	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ Marc A. Pensa Marc A. Pensa	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor Filters Holding Co., LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor Filters Operating Co., LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor Holdings Mexico, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Elias Valdes Elias Valdes	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor International Holdings, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ James D. Donlon, III James D. Donlon, III	President (principal executive officer)	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of ArvinMeritor OE, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ James D. Donlon, III James D. Donlon, III	Senior Vice President (principal financial and accounting officer) and Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Euclid Industries, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Thomas A. Gosnell Thomas A. Gosnell	President (principal executive officer)	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Braking Systems (USA), Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

/s/ James D. Donlon, III James D. Donlon, III	Senior Vice President (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems, LLC, a Delaware limited liability company (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Thomas A. Gosnell Thomas A. Gosnell	President (principal executive officer) and Director	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ James D. Donlon, III James D. Donlon, III	Senior Vice President (principal financial and accounting officer) and Director	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems (Mexico), Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Thomas A. Gosnell Thomas A. Gosnell	President (principal executive officer)	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2006

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Meritor Heavy Vehicle Systems Singapore Pte., Ltd., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Marc Pensa Marc Pensa	President (principal executive officer) and Director	May 15, 2006

/s/ Vernon G. Baker, II Vernon G. Baker, II	Director	May 15, 2006

/s/ Lawrence Chew Lawrence Chew	Director	May 15, 2005

/s/ James D. Donlon, III James D. Donlon, III	Vice President (principal financial and accounting officer)	May 15, 2006

POWER OF ATTORNEY
      I, the undersigned Director and/or Officer of Meritor Technology, Inc., a Delaware corporation (the “Company”), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements, for the purpose of registering under the Securities Act of 1933, as amended, a guaranty by the Company of the obligations of ArvinMeritor, Inc. with respect to $300,000,000 aggregate principal amount of ArvinMeritor, Inc.’s debt securities, and qualifying the related indenture under the Trust Indenture Act of 1939, as amended.

Signature	Title	Date

/s/ Vernon G. Baker, II Vernon G. Baker, II	President (principal executive officer) and Director	May 15, 2006

/s/ John A. Crable John A. Crable	Director	May 15, 2006

/s/ Bonnie Wilkinson Bonnie Wilkinson	Director	May 15, 2005

/s/ Mary A. Lehmann Mary A. Lehmann	Vice President and Treasurer (principal financial and accounting officer)	May 15, 2006